UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 3, 2014

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, Balchem Corporation (the “Company”) announced the appointment of William A. Backus as Chief Financial Officer, effective immediately. Mr. Backus, age 48, joined the Company in 2006 as its Corporate Controller and most recently held the position of Chief Accounting Officer of the Company. He is a certified public accountant.

Frank Fitzpatrick, who previously served as the Company’s Chief Financial Officer and Treasurer, will continue to serve the Company in a newly created position of Vice President, Administration.

Item 7.01.  Regulation FD Disclosure.

On June 3, 2014, Balchem issued a press release announcing the appointment of Mr. Backus as Chief Financial Officer and Mr. Fitzpatrick as Vice President, Administration, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description

99.1	Press release dated June 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Dino A. Rossi
Dino A. Rossi, President &
Chief Executive Officer

Dated: June 3, 2014

EXHIBIT INDEX

99.1	Press release dated June 3, 2014